UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 6, 2004


                    CardioDynamics International Corporation
             (Exact name of registrant as specified in its charter)


 California                           0-11868                       95-3533362
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 (State or other jurisdiction       (Commission                 (I.R.S. Employer
  of incorporation)                  File Number)            Identification No.)


 6175 Nancy Ridge Drive, San Diego, California                    92121
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 (Address of principal executive offices)                       (Zip Code)


 Registrant's telephone number, including area code:   (858) 535-0202
                                                       --------------


                                       n/a
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          (Former name or former address, if changed since last report)

         Item 5.  Other Events:

                  Exhibit filed with this report:

                           Exhibit 99. Registrant's press release dated April 6, 2004 announcing seven peer-reviewed journal articles that further validate CardioDynamics' clinical application in heart failure.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CARDIODYNAMICS
                                              INTERNATIONAL CORPORATION

           Date:  April 6, 2004               By: /s/ Stephen P. Loomis
                                                 --------------------------
                                              Stephen P. Loomis
                                              Chief Financial Officer